UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

STAAR Surgical Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0‑11.

STAAR SURGICAL COMPANY 25510 COMMERCENTRE DRIVE LAKE FOREST, CA 92630 ATTN: CORPORATE SECRETARY Your Vote Counts! STAAR SURGICAL COMPANY 2026 Annual Meeting Vote by June 17, 2026 11:59 PM ET V91896-P51167 You invested in STAAR SURGICAL COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 18, 2026. Get informed before you vote View the Form 10-K and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 18, 2026 8:30 AM PDT Virtually at: www.virtualshareholdermeeting.com/STAA2026 *Please check the meeting materials for any special requirements for meeting attendance

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors For Nominees: 01) Neal C. Bradsher 02) Arthur C. Butcher 03) Wei Jiang 04) Richard T. LeBuhn 05) Louis E. Silverman 06) Christopher M. Wang 07) Lilian Y. Zhou 2. Approve an amendment to the Company’s Amended and Restated Omnibus Equity Incentive Plan, as amended 3. Ratify the appointment of the Company’s independent registered public accounting firm for fiscal 2026. 4. Approve on a non-binding advisory basis the compensation of the Company’s named executive officers (“say-on-pay”). NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders or any postponement or adjournment thereof. Board Recommends For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.